SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 July 31, 2003
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                Date              of Report (Date of earliest event reported)
                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)
                                    Delaware
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                 (State or other jurisdiction of incorporation)
            0-12965                                     13-3163744
   --------------------------             --------------------------------------
    (Commission file number)               (IRS employer identification number)

                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)
                                 (401) 434-5522
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              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         TRANSACTION WITH LAURUS MASTER FUND, LTD.
         -----------------------------------------

     On July 31, 2003, Nestor, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with Laurus Master Fund, Ltd. ("Laurus"). Pursuant to the Agreement, the Company issued to Laurus a Convertible Note (the "Note") in the principal amount of $2,000,000 that bears interest at the prime rate plus 1.25% (subject to a floor of 5.25% per year) and matures on July 31, 2005. The net proceeds from the Note shall be used for the construction, installation and maintenance of the Company's traffic surveillance systems. The Note, which will be amortized over a 20 month period, may be repaid at the Company's option, in cash or through the issuance of shares of the Company's common stock. The Company will have an option to pay the monthly amortized amount in shares at the fixed conversion price of $1.55 per share if the shares are registered with the Securities and Exchange Commission ("SEC") for public resale and the then current market price is 120% above the fixed conversion price. The Note includes a right of conversion in favor of Laurus. If Laurus exercises its conversion right at any time or from time to time at or prior to maturity, the Note will be convertible into shares of the Company's common stock at a fixed conversion price, subject to adjustments for stock splits, combinations and dividends and for shares of common stock issued for less than the fixed conversion price (unless exempted pursuant to the Agreement).

     In conjunction with this transaction, Sage Investments, Inc. will be paid a fee of $120,000 and will receive an option to purchase 14,000 shares of the Company's common stock, Laurus was paid a fee of $80,000, had certain of its expenses reimbursed and received a warrant to purchase 140,000 shares of the Company's common stock. The warrant exercise price is computed as follows: $1.78 per share for the purchase of up to 83,000 shares; $1.94 per share for the purchase of an additional 33,000 shares; and $2.25 per share for the purchase of an additional 24,000 shares. The warrant exercise price may be paid in cash, in shares of the Company's common stock (if the fair market value of a single share of common stock exceeds the value of the per share warrant exercise price), or by a combination of both. The warrant expiration date is July 31, 2008. The warrant exercise price and the number of shares underlying the warrant are subject to adjustments for stock splits, combinations and dividends. The option exercise price will be: $1.78 per share for the purchase of up to 8,300 shares; $1.94 per share for the purchase of an additional 3,300 shares; and $2.25 per share for the purchase of an additional 3,400 shares. The option expiration date will be July 31, 2008. The option exercise price and the number of shares underlying the option will be subject to adjustments for stock splits, combinations and dividends.

     The Company has agreed to file a registration statement with the SEC to register the public resale by Laurus of the common stock to be issued upon conversion of the Note and/or exercise of the warrant.

     As security for payment of the Note, the CrossingGuard, Inc. ("CGI"), an indirectly wholly-owned subsidiary of the Company, granted to Laurus a general security interest in its assets, which primarily comprise contracts with Cerritos, CA; Pasadena, CA; Costa Mesa, CA and Fullerton, CA, and issued a guaranty of payment in favor of Laurus and Nestor Traffic Systems, Inc., a wholly-owned subsidiary of the Company and sole stockholder of CGI, pledged the stock of CGI to Laurus.

     A copy of the press release relating to the transaction described above is attached as Exhibit 99.1 and incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:

        The following exhibits are filed as part of this report:

        Exhibit
        Number       Description
        -------      -----------

        10.42 Security Purchase Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

        10.43        Convertible Note dated July 31, 2003
                     made by Nestor, Inc. to Laurus Master Fund, Ltd.

        10.44 Registration Rights Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

        10.45 Common Stock Purchase Warrant dated July 31, 2003 issued by Nestor, Inc. to Laurus Master Fund, Ltd.

        10.46 Stock Pledge Agreement dated July 31, 2003 between Nestor Traffic Systems, Inc. and Laurus Master Fund, Ltd.

        10.47 Pledge and Security Agreement dated July 31, 2003 between CrossingGuard, Inc. and Laurus Master Fund, Ltd.

        10.48 Guaranty dated July 31, 2003 by CrossingGuard, Inc. to Laurus Master Fund, Ltd.

         99.1        Press Release dated August 4, 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Nigel P. Hebborn
                                          --------------------------------------
                                          Nigel P. Hebborn
                                          Treasurer and Chief Financial Officer


Dated:     August 5, 2003



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                                  EXHIBIT INDEX
                                  -------------


    Exhibit
        Number       Description
        -------      -----------

        10.42 Security Purchase Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

        10.43        Convertible Note dated July 31, 2003
                     made by Nestor, Inc. to Laurus Master Fund, Ltd.

        10.44 Registration Rights Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

        10.45 Common Stock Purchase Warrant dated July 31, 2003 issued by Nestor, Inc. to Laurus Master Fund, Ltd.

        10.46 Stock Pledge Agreement dated July 31, 2003 between Nestor Traffic Systems, Inc. and Laurus Master Fund, Ltd.

        10.47 Pledge and Security Agreement dated July 31, 2003 between CrossingGuard, Inc. and Laurus Master Fund, Ltd.

        10.48 Guaranty dated July 31, 2003 by CrossingGuard, Inc. to Laurus Master Fund, Ltd.

         99.1        Press Release dated August 6, 2003.



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